                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                            (Amendment No.  )

                                                 File No: 33-73140

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(a)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

 ................................................................................
                (Name of Registrant as Specified In Its Charter)

                           NORTHSTAR/NWNL TRUST
 ................................................................................

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ............................................................................

    2) Aggregate number of securities to which transaction applies:

    ............................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ............................................................................

    4) Proposed maximum aggregate value of transaction:

    ............................................................................

    5) Total fee paid:

    ............................................................................

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                             NORTHSTAR GROWTH FUND
                              NORTHSTAR/NWNL TRUST
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                               JANUARY 2, 1996


Dear Shareholder:

A Special Meeting of the Shareholders of the Northstar Growth Fund (the "Fund") will be held at 10 a.m. EST on January 30, 1996, at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

At the Meeting, Shareholders will be asked to consider and vote upon a proposal to consider and approve a subadvisory agreement (the "Subadvisory Agreement") between Northstar Investment Management Corporation, the Fund's investment adviser ("Northstar" or the "Adviser"), and Navellier Fund Management, Inc. ("Navellier" or the "Subadviser"). It is intended that the Subadvisory Agreement, if approved, will become effective on or about February 1, 1996.

Detailed information about the proposed subadvisory arrangement and the reasons for it are contained in the enclosed materials. The Trustees of the Northstar/NWNL Trust, on behalf of the Fund, have concluded that the proposed Subadvisory Agreement, and the arrangements contemplated thereby, are in the best interest of the Fund and its shareholders and recommend that you vote FOR the Proposal.


PLEASE EXERCISE YOUR RIGHT TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED
FOR YOUR CONVENIENCE. IT IS IMPORTANT THAT YOU VOTE AND THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 26, 1996.


We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely
Mark L. Lipson
PRESIDENT

                              NORTHSTAR/NWNL TRUST
                             NORTHSTAR GROWTH FUND
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
            -------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 1996
            -------------------------------------------------------

TO THE SHAREHOLDERS OF THE NORTHSTAR GROWTH FUND:

    NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Northstar Growth Fund (the "Fund"), a series of the
Northstar/NWNL Trust, a Massachusetts business trust, will be held at the offices of the Fund on January 30, 1996, at 10:00 a.m., or at such adjourned time as may be necessary for the holders of a majority of the shares of the Fund to vote, for the following purposes:

    (1) To approve a Sub-Advisory Agreement for the Fund between Northstar Investment Management Corporation and Navellier Fund Management, Inc.

    (2) To transact such other business as may properly come before the Special Meeting.


    The Trustees of the Trust have fixed the close of business on December 31, 1995 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                               By Order of the Trustees

                                               Lisa Hurley
                                               SECRETARY


Greenwich, Connecticut
January 2, 1996


    SHAREHOLDERS ARE URGED TO VOTE PROMPTLY ON THIS MATTER. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE ACCOUNT WILL RECEIVE A PROXY PACKAGE FOR EACH ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR EACH SEPARATE ACCOUNT.

    THE PROMPT RETURN OF YOUR PROXY WILL AVOID THE EXPENSE OF FURTHER MAILINGS.

                             NORTHSTAR GROWTH FUND
                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 1996

                            ------------------------


    This proxy statement is being furnished in connection with the solicitation of proxies by Northstar Growth Fund (the "Fund") for the Special Meeting of Shareholders to be held on January 30, 1996, or any adjournment thereof. The Fund is a series of the Northstar/NWNL Trust (the "Trust"), an open end management investment company comprised of four funds that are offered to insurance company separate accounts ("Variable Accounts") which serve as investment vehicles for variable annuity and variable life products (collectivlely "Variable Contracts") issued by Northwestern National Life Insurance Company and Northern Life Insurance Company (collectively, the "Affiliated Insurance Companies"). At the Special Meeting, Shareholders of the Fund will be asked to approve a subadvisory agreement (the "Subadvisory Agreement"), a copy of which is attached hereto as Exhibit A, between Northstar Investment Management Corporation ("Northstar" or the "Adviser"), the Fund's current investment adviser, and Navellier Fund Management, Inc. ("Navellier" or the "Subadviser"). The terms of the Subadvisory Agreement and the purposes for the proposed arrangement are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about January 2, 1996. In accordance with current law, the Affiliated Insurance Companies will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote shares or other voting interests in the separate account in proporation to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Fund held by its Variable Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Fund held in each of their respective Variable Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Variable Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Variable Accounts in the aggregate. Variable Contract Owners permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.



    Adoption of the Subadvisory Agreement is subject to approval of at least a majority of the shareholders of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Trustees of the Fund have reviewed the terms of the Subadvisory Agreement, and, having found it to be in the best interest of the Fund and its shareholders, unanimously recommend that shareholders approve the Subadvisory Agreement.



    December 31, 1995 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing at the Meeting. On December 31, 1995 there were 329,977.661 shares of the Fund outstanding, of which the Trustees and officers of the Fund as a group beneficially owned less than l%. ReliaStar Financial Corp., the ultimate parent company of the Adviser, directly or through its Affiliated Insurance Companies owns beneficially 100% of the outstanding shares of the Fund. The Fund knows of no other person who owns beneficially 5% or more of the outstanding shares of the Fund.



    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be voted FOR the Subadvisory Agreement, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval) will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal will have the same legal effect as a vote against the proposal.


    The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

    In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to Variable Contract Owners with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A vote may be taken on the proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

    The costs of soliciting proxies in the accompanying form for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by the Fund. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Fund will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Fund, or their agents, on behalf of the Trustees of the Fund, expenses of which shall be charged to the Fund. Copies of the 1994 Annual Report and 1995 Semi-Annual Report will be furnished to shareholders without charge, upon request to Northstar at (800) 595-7827.


                  PROPOSAL ONE: APPROVAL OR DISAPPROVAL OF THE
                             SUBADVISORY AGREEMENT

    INTRODUCTION. On December 1 , 1995, a majority of the Trustees of the Fund who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party (the "Independent Trustees"), and a majority of the entire Board of Trustees met in person and approved, subject to the required shareholder approval described herein, the Subadvisory Agreement and recommended approval of the Subadvisory Agreement by shareholders of the Fund. The form of the Subadvisory Agreement is attached to this proxy statement as Exhibit A.

    The Subadvisory Agreement, if approved by vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), will become effective on or about February 1, 1996, and will continue in effect for an initial term of two years. Thereafter, the Subadvisory Agreement will continue in effect from year to year, subject to approval annually by the Trustees of the Fund or vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), and also, in either event, to approval by a majority of the Independent Trustees. For this purpose, the vote of the holders of a majority of the outstanding shares of the Fund means the lesser of either
(i) the vote of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy or (ii) the vote of the holders of more than 50% of the outstanding shares of the Fund ("1940 Act Majority"). In the event that shareholders of the Fund do not approve the Subadvisory Agreement for the Fund, Northstar would continue to serve as Adviser to the Fund without the services of the Subadviser, and the Trustees of the Fund may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Fund.

    THE TRUSTEES OF THE FUND BELIEVE THAT THE SUBADVISORY AGREEMENT BETWEEN NORTHSTAR AND THE SUBADVISER IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, HAVE APPROVED THE SUBADVISORY AGREEMENT AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

    BACKGROUND AND REASONS FOR THE PROPOSED ARRANGEMENT. The Fund commenced operations on May 6, 1994, and pursuant to an investment advisory agreement with the Fund dated May 2, 1994 ("the Agreement"), Northstar Investment Management Corp. began managing the Fund's portfolio investments. Unless sooner terminated in accordance with its terms, the Agreement will remain in effect for a term of two years, and thereafter may be renewed from year to year, provided that its continuation is specifically approved at least annually: (a) by a vote of the majority of the outstanding shares of the Fund or by its Trustees, and (b) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    Pursuant to the Agreement and subject to the direction of the Trustees, Northstar manages the investment operations of the Fund. In discharging its responsibilities, the Adviser may recommend retaining, and with the approval of the Fund retain, one or more subadvisers to perform all or a part of the advisory function. A subadviser, if one be selected and approved, would be subject to the supervision of the Adviser and of the Trustees of the Fund.

    At a special meeting of the Trustees, Northstar recommended that the Trustees consider and approve using a subadviser, Navellier Fund Management, Inc. ("Navellier"). This recommendation was based upon a number of considerations, including the additional technical expertise that a qualified subadviser could offer to the Fund with the goal of achieving enhanced investment performance. Northstar noted that it had reviewed the credentials of Navellier, which it deemed most qualified to provide advisory services to the Fund in light of Navellier's investment experience and technical expertise, the investment objective of the Fund, the Adviser's performance goals for the Fund, and the cost of Navellier's services. Northstar believed that the application of Navellier's investment philosophy in pursuing the Fund's objective, the resources of the firm, and Navellier's reputation and strong performance record in the area of equity investing would benefit the Fund and its shareholders. After reviewing information provided by Northstar, the Trustees invited Navellier to present information and statistics relating to the Subadviser.

    After review of relevant information relating to the Subadviser and the terms of the proposed subadvisory arrangement, the Trustees concluded that entering into the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. In considering the Subadvisory Agreement, the Trustees evaluated, as set forth more fully below, materials furnished by Northstar and Navellier, Navellier's experience in providing various investment services to individuals, institutions, and to one Navellier-sponsored mutual fund, the depth of its operations, as well as the firm's reputation, integrity, and financial resources. Among other things, the Trustees also considered the demonstrated skills and capabilities of Northstar's current management, its resources and facilities, and the fact that Northstar would be responsible for overseeing and monitoring provision of quality investment management services to the Fund. The Trustees also concluded that the advisory services to the Fund could be enhanced by the investment and research methods and resources offered by Navellier. After reviewing and considering the information and data presented, the Trustees concluded that approval of the Subadvisory Agreement would offer a reasonable prospect of enhancing the Fund's performance by making available to it additional investment and technical resources at no additional cost to the Fund and its shareholders.

    EVALUATION BY THE TRUSTEES. The new Subadvisory Agreement was reviewed by the Trustees, including the Independent Trustees, at a special meeting held on December 1, 1995. In considering whether to approve the Subadvisory Agreement and to submit it to shareholders for their approval, the Trustees considered a number of factors. Initially, the Trustees reviewed the Adviser's reasons for proposing the subadvisory arrangement, including, in particular, the investment performance of the Fund and the fact that the Fund's assets had not increased substantially since inception of the Fund's operations.

It was noted that retaining the services of the Subadviser could enhance the Fund's performance and assist in attracting and maintaining investors in the Fund. Based upon information presented by Northstar, the Trustees concluded that utilizing the resources of a qualified investment advisory firm that specializes in the objectives of the Fund was, under all the circumstances in the best interest of the Fund. In this context, it was noted that all fees associated with retaining a subadviser would be borne solely by Northstar, so that the Fund would incur no additional advisory expense as a result of the arrangement. The Trustees reviewed the services and qualifications of the Subadviser. Specifically, the Trustees reviewed (1) Navellier's business organization and corporate affiliates, financial resources and commitments, and the depth and credentials of the firm's investment, technical and compliance personnel; (2) the range of services to be provided by the Subadviser, its technical capabilities, brokerage practices, and the demonstrated skills and capabilities of its staff to provide investment and related services; and (3) the mutual fund and other advisory experience and expertise of Navellier in light of current and developing conditions in the mutual fund and financial services industries, and in light of the Fund's particular needs with respect to investment services. The Trustees also considered the level of the fee to be paid to the Subadviser and the respective responsibilities of the Subadviser and the Adviser to the Fund under the subadvisory arrangement.

    Finally, the Trustees reviewed performance data and models supplied by the Subadviser, and the Subadviser's specific management goals and objectives for the Fund. In this context, Navellier summarized for the Board the techniques to screen and select stocks for purchase and holding by the Fund noting, that from a large universe of issues, stocks were screened for their risk/reward potentials, and, ultimately, for numerous factors such as earnings growth, expanding profit margins, market dominance, sales growth and other factors that indicate a company's potential for growth. Specifically, Navellier described his investment style, methods of analysis and specific techniques and strategies used in managing an investment portfolio. The Board concluded that there was a reasonable likelihood that the Fund could benefit from Navellier's services.

    TERMS OF THE SUBADVISORY AGREEMENT. The Subadvisory Agreement delegates to the Subadviser responsibility for the management of the Fund's portfolio investments with full discretion, consistent with the Fund's investment objective. Accordingly, Navellier will be responsible for executing any of the Fund's investment policies and techniques that it deems appropriate to utilize from time to time to achieve the Fund's objective. Northstar, as Adviser, will be responsible for oversight of Navellier's management of the Fund. The Adviser and the Subadviser will be subject to the overall supervision of the Fund's Trustees.

    The Subadvisory Agreement provides that Northstar, at its own expense, will pay the Subadviser an annual fee equal to 0.48 of 1% of the average daily net assets of the Fund. This fee is calculated and accrued daily and paid to the Subadviser monthly. The annual advisory fee paid by the Fund to Northstar is 0.75% of the average daily net assets of the Fund.

    The Subadvisory Agreement provides that the Subadviser shall exercise its best judgment in rendering its services thereunder. The Subadviser shall not be liable to the Fund and its shareholders for its acts or omissions in rendering the services to be provided under the Subadvisory Agreement except for damages arising from or resulting by reason of the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under the Subadvisory Agreement.

    NAVELLIER FUND MANAGEMENT, INC. Navellier is or will be registered as an investment adviser under the Investment Advisers Act of 1940 prior to commencement of the term of the Subadvisory Agreement. Navellier's principal address is 920 Incline Way, Incline Village, NV 89450. The Subadviser is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Louis G. Navellier is also the sole owner of Navellier Management, Inc., a registered investment adviser, Navellier Securities Corp., a registered broker dealer, and Navellier & Associates, also a registered investment adviser. On December 1, 1995, Navellier & Associates had $1.1 billion of assets under management in private accounts, and Navellier Management, Inc. had $97 million of assets under management in the Navellier Series Fund, an open-end diversified management investment company. The Navellier Series Fund was organized as a business trust under the laws of the State of Delaware on May 28, 1993, and is comprised at present of one series, the Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Navellier Management, Inc. ("NMI") receives an annual fee of 1.25% of the value of assets under management in the Portfolio. NMI and the Portfolio have executed a letter acknowledging that since inception of the Portfolio's operations, NMI has paid all of the operating expenses of the Portfolio and may seek reimbursement from the Portfolio. Although NMI is under no obligation to continue to pay for the Portfolio's operating expenses, NMI may, but is not obligated to, continue to pay the Portfolio's operating expenses without any immediate reimbursement from the Portfolio until further notice. NMI has reserved the right to seek reimbursement for past, present, and future operating expenses of the Portfolio at any time upon notice to the Portfolio that all such expenses of the Portfolio shall be required to be reimbursed to NMI, or paid directly by the Portfolio after the date of such notice.

    Navellier is a newly formed corporation which currently has no assets under management. The company was formed for the sole purpose of entering into and performing the services to be provided under the Subadvisory Agreement, and will have full access to all of the technical and personnel resources currently utilized in the management of Navellier's affiliates.

    Navellier & Associates employs 44 persons, which includes seventeen (17) investment personnel comprised of four (4) portfolio managers, eight (8) research analysts, two (2) research assistants and three (3) traders. Remaining personnel are dedicated to operations and compliance. All personnel of Navellier & Associates perform all services on behalf of Navellier Management, Inc. and will perform all services on behalf of Navellier. Louis G. Navellier will serve as portfolio manager of the Fund, and as such, will be the person primarily responsible for the day-to-day investment management of the Fund. The Subadviser's directors and principal executive officers are listed below. Unless otherwise noted, the business address of each person is at the principal address of the Subadviser.

NAME                                                PRINCIPAL OCCUPATION
--------------------------------------------------
--------------------------------------------------
Louis G. Navellier                                  Principal, Director and
Executive Officer,
                                                    Navellier & Associates,
Navellier
                                                    Management, Inc. and
Director, President,
                                                    Secretary and Treasurer of
Navellier.

    If the New Subadvisory Agreement is approved by shareholders of the Fund, it is expected that it will be executed and become effective on or about February 1, 1996. The Subadvisory Agreement may be terminated without payment of any penalty by the Fund or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser, or by the Subadviser without cause, at any time without penalty, upon sixty (60) days' written notice to the Fund or Adviser. Otherwise, the Subadvisory Agreement will remain in effect for two years and thereafter will continue in effect from year to year, provided that such continuation is approved annually by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Agreement.

    VOTE REQUIRED FOR APPROVAL. Adoption of the Subadvisory Agreement set forth herein requires the approval by a 1940 Act Majority of the Fund's outstanding voting securities.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE SUBADVISORY AGREEMENT.

    ADDITIONAL INFORMATION ABOUT THE ADVISER. Northstar currently serves as the investment adviser to the Fund pursuant to the Agreement. The Adviser's principal offices are located at Two Pickwick Plaza, Greenwich, Connecticut 06830. Northstar was organized in July of 1993 as a Delaware corporation. Northstar, and its affiliated companies, Northstar Administrators Corp., the Fund's administrator, and Northstar Distributors, Inc., that serves as distributor for the Northstar/NWNL Variable Annuity (a product offered by Northwestern National Life Insurance Company through which the Fund is made available as an investment option), are each wholly-owned by NWNL Northstar, Inc., which is held 80% by ReliaStar Financial Corp. ("ReliaStar") and 20% by members of senior management of the Northstar companies. ReliaStar is a New York Stock Exchange listed company, with over $ 15 billion in assets, and over $ 1.2 billion in shareholders' equity as of September 30, 1995. ReliaStar, through its subsidiaries, specializes in the life and health insurance businesses, issuing and distributing individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

    Northstar registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 in August of 1993, and began advising mutual funds in November of 1993. In addition to serving as investment adviser to the Trust, an open end management investment company comprised of four funds that serve as underlying investment vehicles for variable products issued through the Affiliated Insurance Companies, Northstar advises the Northstar Advantage Trust (formerly the NWNL Northstar Series Trust), comprised of the Northstar Advantage High Total Return Fund (formerly the NWNL Northstar High Yield Bond Fund) and the Northstar Advantage Income and Growth Fund (and prior to October 27, 1995, the Northstar Advantage Multi-Sector Bond Fund) and the Northstar Advantage Growth, Income, Special, High Yield, Strategic Income and Government Securities Funds. Northstar assumed the advisory function for the latter six Northstar Advantage Funds on June 2, 1995, and after giving effect to a reorganization of the Northstar Advantage Multi-Sector Bond Fund into the Northstar Advantage Strategic Income Fund on October 27, 1995, Northstar has served as adviser to eight mutual funds marketed through investment dealers (the "Northstar Advantage Funds") and to the four Northstar funds comprising the Trust. With these Funds and two private accounts totaling approximately $58 million in assets, Northstar managed assets in excess of $1 billion as of December 1, 1995.

    Northstar  Administrators  Corp., an  affiliate  of the  Adviser,  serves as administrator for the Fund pursuant to an Administrative Services Agreement entered into between the administrator and the Fund dated May 2, 1994. The administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by the Fund's Adviser and except for services provided by other service providers to the Fund pursuant to separate service contracts, for which the Administrator acts as liaison. For its services, the Administrator is compensated at the annual rate of 0.10 of 1% of the Fund's average daily net assets.

    Northstar Distributors Inc., ("Distributors") also an affiliate of the Adviser, serves as Distributor for the Northstar/NWNL Annuity, one of the products through which the Fund is offered as an investment option. Pursuant to this Distribution Agreement with Northwestern National Life Insurance Company, Northstar Distributors, receives a commission based upon sales of annuity contracts through participating brokers. For its services in 1994
(from   inception  of  the   product   on  May  6, 1995)  Distributors  received
commissions totalling $10,734. For the 1995 fiscal year (through November 30, 1995), Distributors has received commissions totalling $34,728.

    TERMS OF THE NORTHSTAR INVESTMENT ADVISORY AGREEMENT WITH THE FUND. Pursuant to the Agreement, the Adviser, at its expense, offers the Fund advice and assistance with respect to the selection, acquisition, holding and disposal of securities, maintains all books and records required under the 1940 Act to the extent not maintained by the Fund's custodian and will render to the Trustees such periodic and special reports as the Trustees may reasonably request. Northstar pays the salary and expenses of all personnel of the Fund and Northstar required to perform the services under the Agreement and all expenses incurred by Northstar and the Fund in connection with the performance of Northstar's responsibilities under the Agreement. The Fund bears all other expenses incurred in the operation of the Fund, including interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, all charges of custodians (including sums as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, permits, registrars, auditors and legal counsel, expenses of preparing, printing and distributing to shareholders prospectuses, reports and notices to shareholders, and all costs incident to the Fund's organization and existence.

    For its services, Northstar is compensated at an annual rate of 0.75% of the Fund's average daily net assets. This fee is higher than the fees paid by most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate the particular securities in which the Fund invests.

    The Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in fulfilling its obligations or duties. The Agreement permits the Adviser to render services to others and to engage in other activities.

    The Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act) or may be terminated at any time without payment of any penalty upon no more than 60 nor less than 30 days' written notice by Northstar, by the Trustees of the Fund, or by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

    FEES PAID TO NORTHSTAR BY THE FUND. For the period from the commencement of the Agreement on May 2, 1994 through December 31, 1994, Northstar received total investment advisory fees from the Fund of $13,145. Northstar Administrators received $1,753 for its services under the Administrative Services Agreement during the same period. However, the Adviser reimbursed the Fund $25,423 of operating expenses incurred during the same period. Through November 30, 1995, the Adviser and Administrator have collected $21,473 and $2,863, respectively, of advisory and administrative fees. The Adviser has reimbursed the Fund $34,782 of its operating expenses during the same period.

    Northstar's directors and principal executive officers, and their principal occupations including any position with the Fund, are shown below. Unless otherwise indicated, the business address of each director and officer is Two Pickwick Plaza, Greenwich, Connecticut, 06830.

               NAME                         PRINCIPAL OCCUPATION
POSITION WITH FUND
-----------------------------------  -----------------------------------
-----------------------------------
John G. Turner                       Chairman/CEO of ReliaStar Financial
     Chairman
 20 Washington Ave. South            Corp.; Director of Northstar and
 Minneapolis, MN 55401               Northstar Affiliates.
John Flittie                         President/COO of ReliaStar
       None
 20 Washington Ave. South            Director of Northstar and Northstar
 Minneapolis, MN 55401               Affiliates
Mark L. Lipson                       Chairman/CEO and Director of
     President
                                     Northstar; Chairman and Director of
                                     Northstar Distributors Inc.,
                                     Northstar Administrators Corp. and
                                     NWNL Northstar Inc.
Robert Thomas                        President of Northstar
  Vice President
Robert J. Adler                      Executive Vice President of
       None
                                     Northstar; President, Northstar
                                     Distributors, Inc.
Thomas Ole Dial                      Executive Vice President/CIO Fixed
  Vice President
                                     Income of Northstar
Ernest N. Mysogland                  Executive Vice President/CIO
  Vice President
                                     Equities of Northstar

               NAME                         PRINCIPAL OCCUPATION
POSITION WITH FUND
-----------------------------------  -----------------------------------
-----------------------------------
Agnes Mullady                        Senior Vice President/CFO of
Vice President and Treasurer
                                     Northstar; Executive VP, Northstar
                                     Administrators;
                                     VP/Treasurer of Northstar
                                     Distributors, Inc.
Lisa M. Hurley                       Senior Vice President/General
Vice President and Secretary
                                     Counsel Secretary of Northstar;
                                     Executive VP, Northstar
                                     Administrators,
                                     VP/Secretary, Northstar
                                     Distributors, Inc.

                                 MISCELLANEOUS

    OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    SHAREHOLDER PROPOSALS. As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Trust's shareholders should send such proposal to the Trust, c/o Northstar Investment Management Corporation at Two Pickwick Plaza, Greenwich, Connecticut 06830. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                            By Order of the Trustees

                                        Lisa Hurley
                                        SECRETARY

Greenwich, Connecticut
January 2, 1996


    PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                              NORTHSTAR/NWNL TRUST

                              NORTHSTAR GROWTH FUND
                              SUBADVISORY AGREEMENT

    AGREEMENT made this day of February, 1996 by and between Northstar Investment Management Corporation, a Delaware Corporation (hereinafter the "Adviser"), investment adviser for the Northstar Growth Fund, a series of the Northstar NWNL Trust (the "Trust") (hereinafter the "Fund") and
Navellier Fund Management, Inc., a Delaware corporation (hereinafter the "Subadviser").

    WHEREAS, the Adviser has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 2, 1994 (the "Investment Advisory Agreement"); and

    WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Subadviser to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement with the Adviser and the Subadviser is willing to perform such services for the Fund;

    WHEREAS, the Subadviser is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") prior to performing its services for the Fund under this Agreement;

    NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

    1.  APPOINTMENT

    The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

    2.  DUTIES OF SUBADVISER

    The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising the assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion; subject at all time to the supervision of the Adviser and the Trustees of the
Trust:

        (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Trust, the Adviser and the Custodian written reports of the composition of the portfolio of the Fund as often as the Trustees shall reasonably require;

        (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

        (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Subadviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

        (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder;

    PROVIDED THAT any specific or general directions which the Trustees of the Trust, or the Adviser may give to the Subadviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate any fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to direct the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Subadviser's needs, and further that the Subadviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Subadviser; and PROVIDED FURTHER that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

    The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(f) of this provision.

    The Subadviser further agrees that, in performing its duties hereunder, it will

    (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Subadviser; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder;
(iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

    (b) furnish to the Trust whatever non-proprietary reports it may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Subadviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Subadviser's own initiative, furnish to the Trust from time to time whatever information the Subadviser believes appropriate for this purpose;

    (c) make available to the Fund's administrator, Northstar Administrators Corp. (the "Administrator"), the Adviser, and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Trust in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

    (d) immediately notify the Adviser and the Trust in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Subadviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Trust Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Trust, Fund, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Subadviser if any of them become aware of any regulatory action of the type described in this subparagraph 2(d).

    3.  ALLOCATION OF CHARGES AND EXPENSES

    The Subadviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Subadviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as subadviser to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

         a. the costs incurred  by the Fund in  the preparation and printing  of
    the   Prospectus  or  any   offering  literature  (including   any  form  of
    advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

         b. all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

         c. the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

         d. any interest, fee or charge payable on or on account of any borrowing by the Fund;

         e. fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

         f. the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

         g. the fees and expenses (if any) payable to Trustees;

         h. brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

         i. the expenses of publishing details and prices of shares in newspapers and other publications;

         j. all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

         k. all Trustees communication costs; and

         l. all premiums and costs for Fund insurance and blanket fidelity bonds.

    4.  COMPENSATION

    As compensation for the advisory services provided by the Subadviser under this Agreement, the Adviser will pay the Subadviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.48 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Subadviser's compensation is payable pursuant to this Section, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

    5.  BOOKS AND RECORDS

    The Subadviser agrees to maintain such books and records with respect to its services to the Trust and the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act
(excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

    6.  STANDARD OF CARE AND LIMITATION OF LIABILITY

    The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against liability to the Trust or the Fund or to holders of the Fund's shares or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, employees or other affiliates of the Subadviser performing services for the Fund.

    7.  SERVICES NOT EXCLUSIVE

    It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser, its affiliates or its or their officers, directors and employees from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other investment advisory activities. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund, provided, however, that the Subadviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Subadviser provides any advice to its clients concerning the shares of the Fund, the Subadviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    8.  DURATION AND TERMINATION

    This  Subadvisory Agreement shall  continue until                     , 1998
unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the Fund or Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser, or (b) by the Subadviser without cause at any time without penalty, upon (60) days' written notice to the Trust or Adviser. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory Agreement.

    9.  AMENDMENTS

    No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    10.  INDEMNIFICATION

    (a) The Adviser hereby agrees to indemnify the Subadviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Subadviser failing to meet the standard of care required hereunder in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from the wrongful actions or ommissions of the Adviser (its affiliates and their respective agents and employees) including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Trust, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Trust or the Fund or any of their trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by any representative of the Trust or the Fund; any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Trust on behalf of the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or approved by the Subadviser, or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

    (b) The Subadviser hereby agrees to indemnify the Adviser, its affiliates, the Trust and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser's (its affiliates, and their respective agents and employees) failure to perform its duties and assume its obligations hereunder, or from any wrongful act of Subadviser or its failure to act in performing this Agreement, including any action or claim against the Adviser based on any untrue statement or misstatement of a material fact made or provided by and with the consent of Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Trust or the Fund and shares issued by the Trust provided such failure to state a fact therein required to be stated in order that the statements therein are not misleading, should have been provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

    (c) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

    11.  INDEPENDENT CONTRACTOR.

    Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. Likewise, the Trust, the Fund, the Adviser, and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have not authority to bind Subadviser.

    12.  USE OF NAME

    (a) The Trust, on behalf of the Fund, and the Fund may, subject to sub-clause (b) below, use the name, "Navellier Fund Management, Inc." or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Trust or Fund during the term hereof of the name of the Subadviser, Navellier or any derivative thereof, shall in no way prevent the Subadviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Trust or the Fund. The name and right to the name Navellier Fund Management, Inc. or any derivation of the name Navellier shall at all times be owned and be the sole and exclusive property of Louis Navellier and his affiliated entities. Navellier Fund Management Inc., by entering into this Agreement, is allowing the Trust and the Fund to use the name Navellier and/or derivatives thereof solely by or on behalf of this Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Subadviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Navellier and/or any derivatives of said name for any purpose whatsoever.

    (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Subadviser, unless the Subadviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Subadviser shall be deemed to have consented to such disclosure.


    13.  MISCELLANEOUS

    (a) This Subadvisory Agreement shall be governed by the laws of the State of Nevada, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Subadviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Nevada, located in Reno, Nevada.

    (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

    14.  NOTICES

    Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

    15.  ATTORNEYS' FEES

    In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

    16.  NON-SOLICITATION

    The Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund directly or indirectly any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned by Louis Navellier.

    IN WITNESS WHEREOF,  the parties hereto  have caused this  instrument to  be
executed by their officers designated below as of             , 1996.

                                           NORTHSTAR INVESTMENT MANAGEMENT
                                           CORPORATION

                                           By:
                                          ______________________________________
                                               PRESIDENT

                                           NAVELLIER FUND MANAGEMENT, INC.

                                           By:
                                          ______________________________________
                                               PRESIDENT

                              NORTHSTAR/NWNL TRUST

                              NORTHSTAR GROWTH FUND

                   ------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 30, 1996
                   ------------------------------------------

PROXY SOLICITED ON BEHALF OF THE TRUSTEES

    The undersigned shareholder of NORTHSTAR GROWTH FUND (the "Fund"), a series of the NORTHSTAR/NWNL Trust, a Massachusetts business trust, hereby appoints Mark L. Lipson and Lisa Hurley, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, which shall be held on January , 1996, at 10:00 a.m., New York City time, at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut, and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

      1. FOR______ AGAINST______ ABSTAIN______ as to the proposal to approve a Subadvisory Agreement for the Fund between Northstar Investment Management Corporation, investment adviser to the Fund, and Navellier Fund Management, Inc.

and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

    If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. In the absence of contrary instructions, this proxy will be voted FOR the proposal.


    The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement, dated January 2, 1996.

                                           IMPORTANT: Please insert date of
                                           signing.

                                           Dated:                         , 1996
                                           ____________________________________
                                           Signature of Shareholder(s)
                                           (if held jointly)

    This Proxy shall be signed exactly as your name(s) appear hereon. If as attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such.